UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 8, 2002
                        (Date of earliest event reported)

                          ----------------------------

                         Commission File Number 1-14373

          INSIGNIA FINANCIAL GROUP, INC. 401(k) RETIREMENT SAVINGS PLAN
             (Exact Name of Registrant as Specified in Its Charter)

                               DELAWARE 56-2084290
          (State of Incorporation) (I.R.S. Employer Identification No.)


                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)







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ITEM 5.  OTHER EVENTS


1. On April 8, 2002, Insignia Financial Group, Inc. (the "Company"), sponsor of the Insignia Financial Group, Inc. 401(k) Retirement Savings Plan (the "Plan"), decided to end the engagement of Ernst & Young LLP as the Company's independent accountant.

2. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

3. The reports of Ernst & Young LLP on the Plan's financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

4. During the years ended December 31, 2001 and December 31, 2000 and through April 8, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference thereto in its reports on the financial statements for such periods.

5. During the years ended December 31, 2001 and December 31, 2000 and through April 8, 2002, there have occurred none of the "reportable events" listed in
Item 304(a)(1)(v) of Regulation S-K.

6. The Plan has requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 26, 2002, is filed as
Exhibit 16.1 to this Form 8-K.

7. Effective April 11, 2002, the Company retained KPMG LLP to serve as the Company's independent accountant. In connection with this change, it was decided that KPMG LLP should also serve as the independent accountant for the Plan.

8. During the years ended December 31, 2001 and December 31, 2000 and through April 8, 2002, the Plan did not consult KPMG LLP regarding any of the matters identified in Item 304(a)(2) of Regulation S-K.


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ITEM 7.           EXHIBITS

     16.1 Letter from Ernst & Young LLP confirming its agreement with the information contained in this Report.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                         INSIGNIA FINANCIAL GROUP, INC.
                                         401(k) RETIREMENT SAVINGS PLAN

June 26, 2002

                                         By:/s/ Adam B. Gilbert
                                            ------------------------------
                                         Name: Adam B. Gilbert
                                         Title:  Executive Vice President


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                           [ERNST & YOUNG LETTERHEAD]

Exhibit 16.1


June 26, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 5 of Form 8-K signed June 26, 2002 of the Insignia Financial Group, Inc. 401(k) Retirement Savings Plan and are in agreement with the statements contained in paragraphs 1, 3, 4, and 5 therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.


                                                         Ernst & Young LLP